EXHIBIT 99.1

First Financial Bancorp. Reports Third Quarter 2016 Financial Results
Year to date Earnings Increased 18% Compared to 2015

Cincinnati, Ohio - October 20, 2016 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the third quarter 2016. For the three months ended September 30, 2016, the Company reported net income of $22.9 million, or $0.37 per diluted common share. These results compare to net income of $22.6 million, or $0.36 per diluted common share, for the second quarter of 2016 and $18.7 million, or $0.30 per diluted common share, for the third quarter of 2015. For the nine months ended September 30, 2016, First Financial had earnings per diluted common share of $1.05 compared to $0.89 for the same period in 2015.

Return on average assets for the third quarter of 2016 was 1.09% while return on average tangible common equity was 14.08%. These compare to a return on average assets of 1.11% and return on average tangible common equity of 14.49% in the second quarter of 2016 and a return on average assets of 0.97% and a return on average tangible common equity of 12.33% in the third quarter of 2015.

Third quarter 2016 highlights include:

•	Loans increased $88.3 million, or 6.2% on an annualized basis, from the linked quarter

•	Stable net interest margin of 3.61%; 3.66% on a fully tax equivalent basis

•	Provision expense declined $2.4 million consistent with stable credit quality

•	Noninterest income included $0.4 million of gains on sales of investment securities

•	Noninterest expense included $0.8 million of severance costs, $0.2 million of gains related to branch consolidation activities and a $0.2 million legal recovery

•	Efficiency ratio of 59.6%

•	Effective tax rate of 30.7% included seasonal adjustments

Claude Davis, Chief Executive Officer, commented, “We are extremely pleased with another quarter of solid results, which produced our 104th consecutive quarter of profitability. Solid demand in our metropolitan markets resulted in annualized loan growth of 6.2% for the quarter. Net interest margin remained stable and our third quarter results reflect continued discipline in managing expenses as well as a steady credit environment."

"As we look to close 2016 on a positive note, we will focus on continuing the momentum generated through the first three quarters and delivering on our stated goals of top quartile performance and being a premier business bank.”

This release announcing our third quarter financial results includes an accompanying slide presentation.  Management intends to make reference to the accompanying slides during the earnings conference call on Friday, October 21, 2016.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 21, 2016 at 8:30 a.m. Eastern Standard Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10084369. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2016, the Company had $8.4 billion in assets, $5.8 billion in loans, $6.3 billion in deposits and $861.1 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, N.A., founded in 1863, provides banking and financial services products through its four lines of business: Commercial and Private Banking, Retail Banking, Investment Commercial Real Estate and Commercial Finance. These business units provide traditional banking services to business and retail clients. Commercial and Private Banking includes First Financial Wealth Management, which provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.4 billion in assets under management as of September 30, 2016. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operates 101 banking centers, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

Forward-Looking Statement
This earnings release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.
As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.
Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made.

2

Contact Information
Investors/Analysts                    Media
John Gavigan                        Adam Kiefaber
Chief Financial Officer                    Media Relations
(513) 887-5400                        (513) 979-5735
InvestorRelations@bankatfirst.com            adam.kiefaber@bankatfirst.com

3

Selected Financial Information
September 30, 2016
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2016	2016	2016	2015	2015	2016	2015
RESULTS OF OPERATIONS
Net income	$22,850	$22,568	$19,814	$19,820	$18,673	$65,232	$55,243
Net earnings per share - basic	$0.37	$0.37	$0.32	$0.33	$0.31	$1.07	$0.90
Net earnings per share - diluted	$0.37	$0.36	$0.32	$0.32	$0.30	$1.05	$0.89
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.16	$0.48	$0.48

KEY FINANCIAL RATIOS
Return on average assets	1.09%	1.11%	0.98%	0.99%	0.97%	1.06%	1.00%
Return on average shareholders' equity	10.62%	10.84%	9.70%	9.62%	9.12%	10.39%	9.23%
Return on average tangible shareholders' equity	14.08%	14.49%	13.06%	12.98%	12.33%	13.88%	12.54%

Net interest margin	3.61%	3.61%	3.62%	3.63%	3.61%	3.61%	3.59%
Net interest margin (fully tax equivalent) (1)	3.66%	3.67%	3.68%	3.69%	3.67%	3.67%	3.65%

Ending shareholders' equity as a percent of ending assets	10.29%	10.19%	10.09%	9.93%	10.32%	10.29%	10.32%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	7.97%	7.85%	7.71%	7.53%	7.84%	7.97%	7.84%
Risk-weighted assets	9.63%	9.51%	9.49%	9.47%	9.90%	9.63%	9.90%

Average shareholders' equity as a percent of average assets	10.29%	10.21%	10.12%	10.29%	10.67%	10.21%	10.89%
Average tangible shareholders' equity as a percent of
average tangible assets	7.96%	7.83%	7.71%	7.83%	8.12%	7.84%	8.25%

Book value per share	$13.90	$13.67	$13.36	$13.13	$13.17	$13.90	$13.17
Tangible book value per share	$10.50	$10.26	$9.94	$9.69	$9.74	$10.50	$9.74

Common equity tier 1 ratio (2)	10.20%	10.07%	10.16%	10.28%	10.51%	10.20%	10.51%
Tier 1 ratio (2)	10.20%	10.07%	10.16%	10.29%	10.52%	10.20%	10.52%
Total capital ratio (2)	12.82%	12.70%	12.84%	13.04%	13.37%	12.82%	13.37%
Leverage ratio (2)	8.45%	8.38%	8.27%	8.33%	8.58%	8.45%	8.58%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,743,773	$5,569,080	$5,417,812	$5,248,465	$5,032,708	$5,577,497	$4,866,577
FDIC indemnification asset	14,031	15,404	17,138	18,437	19,848	15,519	20,893
Investment securities	1,811,240	1,869,540	1,938,772	1,934,173	1,848,083	1,872,958	1,798,143
Interest-bearing deposits with other banks	22,116	21,687	24,291	18,920	37,468	22,696	26,287
Total earning assets	$7,591,160	$7,475,711	$7,398,013	$7,219,995	$6,938,107	$7,488,670	$6,711,900
Total assets	$8,322,156	$8,203,837	$8,118,945	$7,950,278	$7,611,389	$8,215,370	$7,353,698
Noninterest-bearing deposits	$1,453,842	$1,441,068	$1,386,768	$1,402,283	$1,344,049	$1,427,323	$1,318,746
Interest-bearing deposits	4,746,887	4,867,439	4,749,253	4,845,056	4,615,886	4,787,710	4,475,485
Total deposits	$6,200,729	$6,308,507	$6,136,021	$6,247,339	$5,959,935	$6,215,033	$5,794,231
Borrowings	$1,153,042	$965,951	$1,065,739	$763,408	$746,706	$1,061,911	$675,185
Shareholders' equity	$856,296	$837,412	$821,588	$817,756	$812,396	$838,497	$800,589

CREDIT QUALITY RATIOS
Allowance to ending loans	1.00%	0.99%	0.98%	0.99%	1.02%	1.00%	1.02%
Allowance to nonaccrual loans	314.84%	254.56%	244.16%	190.73%	149.33%	314.84%	149.33%
Allowance to nonperforming loans	114.17%	112.74%	103.07%	93.89%	95.34%	114.17%	95.34%
Nonperforming loans to total loans	0.87%	0.88%	0.95%	1.06%	1.07%	0.87%	1.07%
Nonperforming assets to ending loans, plus OREO	1.00%	1.04%	1.16%	1.30%	1.36%	1.00%	1.36%
Nonperforming assets to total assets	0.69%	0.72%	0.78%	0.86%	0.90%	0.69%	0.90%
Net charge-offs to average loans (annualized)	0.05%	0.08%	0.10%	0.14%	0.17%	0.08%	0.20%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) September 30, 2016 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2016	2015	% Change	2016	2015	% Change
Interest income
Loans, including fees	$66,997	$58,694	14.1%	$194,820	$167,744	16.1%
Investment securities
Taxable	10,326	9,986	3.4%	32,405	28,875	12.2%
Tax-exempt	1,083	1,163	(6.9)%	3,401	3,419	(0.5)%
Total investment securities interest	11,409	11,149	2.3%	35,806	32,294	10.9%
Other earning assets	(1,081)	(1,168)	7.4%	(3,323)	(3,511)	(5.4)%
Total interest income	77,325	68,675	12.6%	227,303	196,527	15.7%

Interest expense
Deposits	5,600	4,861	15.2%	16,587	14,302	16.0%
Short-term borrowings	1,368	374	265.8%	3,591	930	286.1%
Long-term borrowings	1,539	281	447.7%	4,620	876	427.4%
Total interest expense	8,507	5,516	54.2%	24,798	16,108	53.9%
Net interest income	68,818	63,159	9.0%	202,505	180,419	12.2%
Provision for loan and lease losses	1,687	2,647	(36.3)%	7,379	7,777	(5.1)%
Net interest income after provision for loan and lease losses	67,131	60,512	10.9%	195,126	172,642	13.0%

Noninterest income
Service charges on deposit accounts	5,056	4,934	2.5%	13,892	14,260	(2.6)%
Trust and wealth management fees	3,236	3,134	3.3%	9,959	10,042	(0.8)%
Bankcard income	2,984	2,909	2.6%	8,996	8,501	5.8%
Client derivative fees	1,210	1,604	(24.6)%	4,104	3,444	19.2%
Net gains from sales of loans	2,066	1,758	17.5%	5,093	5,146	(1.0)%
Net gains on sale of investment securities	398	409	(2.7)%	234	1,503	(84.4)%
FDIC loss sharing income	(638)	(973)	(34.4)%	(1,144)	(2,323)	(50.8)%
Accelerated discount on covered / formerly covered loans	491	3,820	(87.1)%	2,653	10,006	(73.5)%
Other	2,146	2,760	(22.2)%	8,868	8,804	0.7%
Total noninterest income	16,949	20,355	(16.7)%	52,655	59,383	(11.3)%

Noninterest expenses
Salaries and employee benefits	32,093	27,768	15.6%	91,234	82,160	11.0%
Net occupancy	4,543	4,510	0.7%	13,991	13,895	0.7%
Furniture and equipment	2,139	2,165	(1.2)%	6,482	6,537	(0.8)%
Data processing	2,828	2,591	9.1%	8,311	8,020	3.6%
Marketing	641	810	(20.9)%	2,507	2,671	(6.1)%
Communication	527	531	(0.8)%	1,485	1,659	(10.5)%
Professional services	1,460	4,092	(64.3)%	4,572	7,789	(41.3)%
State intangible tax	639	579	10.4%	1,917	1,733	10.6%
FDIC assessments	1,048	1,103	(5.0)%	3,292	3,307	(0.5)%
Loss (gain) - other real estate owned	(112)	196	(157.1)%	(259)	1,089	(123.8)%
Loss sharing expense	270	574	(53.0)%	555	1,451	(61.8)%
Other	5,029	8,073	(37.7)%	17,151	19,535	(12.2)%
Total noninterest expenses	51,105	52,992	(3.6)%	151,238	149,846	0.9%
Income before income taxes	32,975	27,875	18.3%	96,543	82,179	17.5%
Income tax expense	10,125	9,202	10.0%	31,311	26,936	16.2%
Net income	$22,850	$18,673	22.4%	$65,232	$55,243	18.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.31		$1.07	$0.90
Net earnings per share - diluted	$0.37	$0.30		$1.05	$0.89
Dividends declared per share	$0.16	$0.16		$0.48	$0.48

Return on average assets	1.09%	0.97%		1.06%	1.00%
Return on average shareholders' equity	10.62%	9.12%		10.39%	9.23%

Interest income	$77,325	$68,675	12.6%	$227,303	$196,527	15.7%
Tax equivalent adjustment	1,028	1,000	2.8%	3,138	2,971	5.6%
Interest income - tax equivalent	78,353	69,675	12.5%	230,441	199,498	15.5%
Interest expense	8,507	5,516	54.2%	24,798	16,108	53.9%
Net interest income - tax equivalent	$69,846	$64,159	8.9%	$205,643	$183,390	12.1%

Net interest margin	3.61%	3.61%		3.61%	3.59%
Net interest margin (fully tax equivalent) (1)	3.66%	3.67%		3.67%	3.65%

Full-time equivalent employees	1,402	1,394

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2016
	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans, including fees	$66,997	$64,424	$63,399	$194,820	4.0%
Investment securities
Taxable	10,326	10,706	11,373	32,405	(3.5)%
Tax-exempt	1,083	1,156	1,162	3,401	(6.3)%
Total investment securities interest	11,409	11,862	12,535	35,806	(3.8)%
Other earning assets	(1,081)	(1,103)	(1,139)	(3,323)	2.0%
Total interest income	77,325	75,183	74,795	227,303	2.8%

Interest expense
Deposits	5,600	5,457	5,530	16,587	2.6%
Short-term borrowings	1,368	1,053	1,170	3,591	29.9%
Long-term borrowings	1,539	1,541	1,540	4,620	(0.1)%
Total interest expense	8,507	8,051	8,240	24,798	5.7%
Net interest income	68,818	67,132	66,555	202,505	2.5%
Provision for loan and lease losses	1,687	4,037	1,655	7,379	(58.2)%
Net interest income after provision for loan and lease losses	67,131	63,095	64,900	195,126	6.4%

Noninterest income
Service charges on deposit accounts	5,056	4,455	4,381	13,892	13.5%
Trust and wealth management fees	3,236	3,283	3,440	9,959	(1.4)%
Bankcard income	2,984	3,130	2,882	8,996	(4.7)%
Client derivative fees	1,210	1,799	1,095	4,104	(32.7)%
Net gains from sales of loans	2,066	1,846	1,181	5,093	11.9%
Net gains on sale of investment securities	398	(188)	24	234	(311.7)%
FDIC loss sharing income	(638)	59	(565)	(1,144)	N/M
Accelerated discount on covered / formerly covered loans	491	1,191	971	2,653	(58.8)%
Other	2,146	4,619	2,103	8,868	(53.5)%
Total noninterest income	16,949	20,194	15,512	52,655	(16.1)%

Noninterest expenses
Salaries and employee benefits	32,093	29,526	29,615	91,234	8.7%
Net occupancy	4,543	4,491	4,957	13,991	1.2%
Furniture and equipment	2,139	2,130	2,213	6,482	0.4%
Data processing	2,828	2,765	2,718	8,311	2.3%
Marketing	641	801	1,065	2,507	(20.0)%
Communication	527	477	481	1,485	10.5%
Professional services	1,460	1,299	1,813	4,572	12.4%
State intangible tax	639	639	639	1,917	0.0%
FDIC assessments	1,048	1,112	1,132	3,292	(5.8)%
Loss (gain) - other real estate owned	(112)	43	(190)	(259)	(360.5)%
Loss sharing expense	270	(12)	297	555	N/M
Other	5,029	6,142	5,980	17,151	(18.1)%
Total noninterest expenses	51,105	49,413	50,720	151,238	3.4%
Income before income taxes	32,975	33,876	29,692	96,543	(2.7)%
Income tax expense	10,125	11,308	9,878	31,311	(10.5)%
Net income	$22,850	$22,568	$19,814	$65,232	1.2%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.37	$0.32	$1.07
Net earnings per share - diluted	$0.37	$0.36	$0.32	$1.05
Dividends declared per share	$0.16	$0.16	$0.16	$0.48

Return on average assets	1.09%	1.11%	0.98%	1.06%
Return on average shareholders' equity	10.62%	10.84%	9.70%	10.39%

Interest income	$77,325	$75,183	$74,795	$227,303	2.8%
Tax equivalent adjustment	1,028	1,058	1,052	3,138	(2.8)%
Interest income - tax equivalent	78,353	76,241	75,847	230,441	2.8%
Interest expense	8,507	8,051	8,240	24,798	5.7%
Net interest income - tax equivalent	$69,846	$68,190	$67,607	$205,643	2.4%

Net interest margin	3.61%	3.61%	3.62%	3.61%
Net interest margin (fully tax equivalent) (1)	3.66%	3.67%	3.68%	3.67%

Full-time equivalent employees	1,402	1,403	1,390

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2015
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$62,502	$58,694	$54,586	$54,464	$230,246
Investment securities
Taxable	10,702	9,986	9,281	9,608	39,577
Tax-exempt	1,192	1,163	1,139	1,117	4,611
Total investment securities interest	11,894	11,149	10,420	10,725	44,188
Other earning assets	(1,164)	(1,168)	(1,162)	(1,181)	(4,675)
Total interest income	73,232	68,675	63,844	64,008	269,759

Interest expense
Deposits	5,172	4,861	4,621	4,820	19,474
Short-term borrowings	434	374	253	303	1,364
Long-term borrowings	1,543	281	296	299	2,419
Total interest expense	7,149	5,516	5,170	5,422	23,257
Net interest income	66,083	63,159	58,674	58,586	246,502
Provision for loan and lease losses	1,864	2,647	3,070	2,060	9,641
Net interest income after provision for loan and lease losses	64,219	60,512	55,604	56,526	236,861

Noninterest income
Service charges on deposit accounts	4,755	4,934	4,803	4,523	19,015
Trust and wealth management fees	3,086	3,134	3,274	3,634	13,128
Bankcard income	3,077	2,909	2,972	2,620	11,578
Client derivative fees	945	1,604	878	962	4,389
Net gains from sales of loans	1,325	1,758	1,924	1,464	6,471
Net gains on sale of investment securities	2	409	1,094	0	1,505
FDIC loss sharing income	(164)	(973)	(304)	(1,046)	(2,487)
Accelerated discount on covered / formerly covered loans	785	3,820	4,094	2,092	10,791
Other	2,008	2,760	2,680	3,364	10,812
Total noninterest income	15,819	20,355	21,415	17,613	75,202

Noninterest expenses
Salaries and employee benefits	29,632	27,768	27,451	26,941	111,792
Net occupancy	4,337	4,510	4,380	5,005	18,232
Furniture and equipment	2,185	2,165	2,219	2,153	8,722
Data processing	2,843	2,591	2,657	2,772	10,863
Marketing	1,052	810	973	888	3,723
Communication	502	531	558	570	2,161
Professional services	1,833	4,092	1,727	1,970	9,622
State intangible tax	598	579	577	577	2,331
FDIC assessments	1,139	1,103	1,114	1,090	4,446
Loss (gain) - other real estate owned	772	196	419	474	1,861
Loss sharing expense	414	574	576	301	1,865
Other	5,977	8,073	6,135	5,327	25,512
Total noninterest expenses	51,284	52,992	48,786	48,068	201,130
Income before income taxes	28,754	27,875	28,233	26,071	110,933
Income tax expense	8,934	9,202	9,284	8,450	35,870
Net income	$19,820	$18,673	$18,949	$17,621	$75,063

ADDITIONAL DATA
Net earnings per share - basic	$0.33	$0.31	$0.31	$0.29	$1.23
Net earnings per share - diluted	$0.32	$0.30	$0.31	$0.29	$1.21
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	0.99%	0.97%	1.05%	0.99%	1.00%
Return on average shareholders' equity	9.62%	9.12%	9.49%	9.06%	9.33%

Interest income	$73,232	$68,675	$63,844	$64,008	$269,759
Tax equivalent adjustment	1,046	1,000	988	983	4,017
Interest income - tax equivalent	74,278	69,675	64,832	64,991	273,776
Interest expense	7,149	5,516	5,170	5,422	23,257
Net interest income - tax equivalent	$67,129	$64,159	$59,662	$59,569	$250,519

Net interest margin	3.63%	3.61%	3.56%	3.61%	3.60%
Net interest margin (fully tax equivalent) (1)	3.69%	3.67%	3.62%	3.67%	3.66%

Full-time equivalent employees	1,400	1,394	1,366	1,353

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2016	2016	2016	2015	2015	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$117,982	$106,174	$102,675	$114,841	$112,298	11.1%	5.1%
Interest-bearing deposits with other banks	16,765	18,911	15,582	33,734	24,191	(11.3)%	(30.7)%
Investment securities available-for-sale	1,120,494	1,114,349	1,164,319	1,190,642	1,069,667	0.6%	4.8%
Investment securities held-to-maturity	628,497	670,111	702,315	726,259	756,035	(6.2)%	(16.9)%
Other investments	51,170	51,261	53,255	53,725	53,431	(0.2)%	(4.2)%
Loans held for sale	17,414	10,494	15,369	20,957	26,287	65.9%	(33.8)%
Loans and leases
Commercial and industrial	1,782,782	1,794,533	1,744,732	1,663,102	1,637,467	(0.7)%	8.9%
Lease financing	96,046	100,263	101,135	93,986	82,679	(4.2)%	16.2%
Construction - real estate	380,349	374,949	341,453	311,712	276,240	1.4%	37.7%
Commercial - real estate	2,468,083	2,363,456	2,261,857	2,258,297	2,169,662	4.4%	13.8%
Residential - real estate	507,715	512,800	508,512	512,311	506,653	(1.0)%	0.2%
Home equity	463,702	467,549	466,010	466,629	463,629	(0.8)%	0.0%
Installment	47,825	46,917	41,627	41,506	39,974	1.9%	19.6%
Credit card	43,009	40,746	39,283	41,217	39,759	5.6%	8.2%
Total loans	5,789,511	5,701,213	5,504,609	5,388,760	5,216,063	1.5%	11.0%
Less
Allowance for loan and lease losses	57,618	56,708	53,732	53,398	53,332	1.6%	8.0%
Net loans	5,731,893	5,644,505	5,450,877	5,335,362	5,162,731	1.5%	11.0%
Premises and equipment	132,082	133,969	138,036	136,603	139,020	(1.4)%	(5.0)%
Goodwill and other intangibles	210,888	211,199	211,533	211,865	211,732	(0.1)%	(0.4)%
FDIC indemnification asset	13,287	14,504	16,256	17,630	18,931	(8.4)%	(29.8)%
Accrued interest and other assets	328,009	334,625	323,337	305,793	306,210	(2.0)%	7.1%
Total Assets	$8,368,481	$8,310,102	$8,193,554	$8,147,411	$7,880,533	0.7%	6.2%

LIABILITIES
Deposits
Interest-bearing demand	$1,494,529	$1,436,078	$1,430,963	$1,414,291	$1,330,673	4.1%	12.3%
Savings	2,005,407	1,974,449	1,922,892	1,945,805	1,979,627	1.6%	1.3%
Time	1,346,736	1,279,934	1,414,313	1,406,124	1,440,223	5.2%	(6.5)%
Total interest-bearing deposits	4,846,672	4,690,461	4,768,168	4,766,220	4,750,523	3.3%	2.0%
Noninterest-bearing	1,492,011	1,429,163	1,408,609	1,413,404	1,330,905	4.4%	12.1%
Total deposits	6,338,683	6,119,624	6,176,777	6,179,624	6,081,428	3.6%	4.2%
Federal funds purchased and securities sold
under agreements to repurchase	77,936	80,084	75,499	89,325	62,317	(2.7)%	25.1%
FHLB short-term borrowings	848,300	1,035,000	894,400	849,100	701,200	(18.0)%	21.0%
Total short-term borrowings	926,236	1,115,084	969,899	938,425	763,517	(16.9)%	21.3%
Long-term debt	119,549	119,596	119,556	119,540	119,515	0.0%	0.0%
Total borrowed funds	1,045,785	1,234,680	1,089,455	1,057,965	883,032	(15.3)%	18.4%
Accrued interest and other liabilities	122,876	109,075	100,735	100,446	103,061	12.7%	19.2%
Total Liabilities	7,507,344	7,463,379	7,366,967	7,338,035	7,067,521	0.6%	6.2%

SHAREHOLDERS' EQUITY
Common stock	569,199	567,687	567,497	571,155	570,025	0.3%	(0.1)%
Retained earnings	423,800	410,893	398,224	388,240	378,258	3.1%	12.0%
Accumulated other comprehensive loss	(17,522)	(17,688)	(23,209)	(30,580)	(17,219)	(0.9)%	1.8%
Treasury stock, at cost	(114,340)	(114,169)	(115,925)	(119,439)	(118,052)	0.1%	(3.1)%
Total Shareholders' Equity	861,137	846,723	826,587	809,376	813,012	1.7%	5.9%
Total Liabilities and Shareholders' Equity	$8,368,481	$8,310,102	$8,193,554	$8,147,411	$7,880,533	0.7%	6.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
ASSETS
Cash and due from banks	$116,441	$121,426	$117,782	$119,881	$114,279	$118,542	$113,720
Interest-bearing deposits with other banks	22,116	21,687	24,291	18,920	37,468	22,696	26,287
Investment securities	1,811,240	1,869,540	1,938,772	1,934,173	1,848,083	1,872,958	1,798,143
Loans held for sale	11,197	11,752	13,216	18,677	15,185	12,052	11,052
Loans and leases
Commercial and industrial	1,786,461	1,752,237	1,657,279	1,612,485	1,464,508	1,732,191	1,361,861
Lease financing	96,518	100,103	94,935	89,200	83,300	97,183	81,333
Construction - real estate	380,894	348,100	322,600	295,574	259,972	350,642	234,052
Commercial - real estate	2,400,308	2,294,980	2,270,686	2,180,015	2,164,917	2,322,277	2,137,397
Residential - real estate	512,341	510,262	509,422	505,208	500,544	510,681	498,130
Home equity	466,062	466,170	466,722	465,131	462,283	466,317	459,942
Installment	47,428	44,438	41,698	41,148	42,008	44,532	43,580
Credit card	42,564	41,038	41,254	41,027	39,991	41,622	39,230
Total loans	5,732,576	5,557,328	5,404,596	5,229,788	5,017,523	5,565,445	4,855,525
Less
Allowance for loan and lease losses	58,284	55,504	54,882	53,731	54,398	56,231	54,239
Net loans	5,674,292	5,501,824	5,349,714	5,176,057	4,963,125	5,509,214	4,801,286
Premises and equipment	133,360	137,927	138,377	138,689	139,457	136,543	140,236
Goodwill and other intangibles	211,029	211,363	211,707	211,722	179,333	211,365	156,964
FDIC indemnification asset	14,031	15,404	17,138	18,437	19,848	15,519	20,893
Accrued interest and other assets	328,450	312,914	307,948	313,722	294,611	316,481	285,117
Total Assets	$8,322,156	$8,203,837	$8,118,945	$7,950,278	$7,611,389	$8,215,370	$7,353,698

LIABILITIES
Deposits
Interest-bearing demand	$1,447,226	$1,483,025	$1,391,591	$1,423,915	$1,230,621	$1,440,638	$1,209,291
Savings	2,015,602	2,042,188	1,938,206	2,005,100	2,015,373	1,998,727	1,960,443
Time	1,284,059	1,342,226	1,419,456	1,416,041	1,369,892	1,348,345	1,305,751
Total interest-bearing deposits	4,746,887	4,867,439	4,749,253	4,845,056	4,615,886	4,787,710	4,475,485
Noninterest-bearing	1,453,842	1,441,068	1,386,768	1,402,283	1,344,049	1,427,323	1,318,746
Total deposits	6,200,729	6,308,507	6,136,021	6,247,339	5,959,935	6,215,033	5,794,231
Federal funds purchased and securities sold
under agreements to repurchase	87,343	86,457	89,349	79,354	68,505	87,715	71,114
FHLB short-term borrowings	946,096	759,919	856,837	564,522	606,618	854,619	548,426
Total short-term borrowings	1,033,439	846,376	946,186	643,876	675,123	942,334	619,540
Long-term debt	119,603	119,575	119,553	119,532	71,583	119,577	55,645
Total borrowed funds	1,153,042	965,951	1,065,739	763,408	746,706	1,061,911	675,185
Accrued interest and other liabilities	112,089	91,967	95,597	121,775	92,352	99,929	83,693
Total Liabilities	7,465,860	7,366,425	7,297,357	7,132,522	6,798,993	7,376,873	6,553,109

SHAREHOLDERS' EQUITY
Common stock	568,203	567,682	570,558	570,510	570,723	568,812	571,899
Retained earnings	419,901	406,788	395,756	385,295	378,160	407,527	366,700
Accumulated other comprehensive loss	(17,701)	(21,901)	(26,165)	(18,962)	(19,725)	(21,907)	(19,375)
Treasury stock, at cost	(114,107)	(115,157)	(118,561)	(119,087)	(116,762)	(115,935)	(118,635)
Total Shareholders' Equity	856,296	837,412	821,588	817,756	812,396	838,497	800,589
Total Liabilities and Shareholders' Equity	$8,322,156	$8,203,837	$8,118,945	$7,950,278	$7,611,389	$8,215,370	$7,353,698

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	September 30, 2016		June 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$1,811,240	2.50%	$1,869,540	2.54%	$1,848,083	2.39%	$1,872,958	2.56%	$1,798,143	2.40%
Interest-bearing deposits with other banks	22,116	0.54%	21,687	0.50%	37,468	0.25%	22,696	0.52%	26,287	0.26%
Gross loans (2)	5,757,804	4.54%	5,584,484	4.55%	5,052,556	4.52%	5,593,016	4.58%	4,887,470	4.49%
Total earning assets	7,591,160	4.04%	7,475,711	4.03%	6,938,107	3.93%	7,488,670	4.06%	6,711,900	3.91%

Nonearning assets
Allowance for loan and lease losses	(58,284)		(55,504)		(54,398)		(56,231)		(54,239)
Cash and due from banks	116,441		121,426		114,279		118,542		113,720
Accrued interest and other assets	672,839		662,204		613,401		664,389		582,317
Total assets	$8,322,156		$8,203,837		$7,611,389		$8,215,370		$7,353,698

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,447,226	0.15%	$1,483,025	0.13%	$1,230,621	0.09%	$1,440,638	0.14%	$1,209,291	0.08%
Savings	2,015,602	0.27%	2,042,188	0.25%	2,015,373	0.19%	1,998,727	0.26%	1,960,443	0.22%
Time	1,284,059	1.14%	1,342,226	1.10%	1,369,892	1.05%	1,348,345	1.10%	1,305,751	1.07%
Total interest-bearing deposits	4,746,887	0.47%	4,867,439	0.45%	4,615,886	0.42%	4,787,710	0.46%	4,475,485	0.43%
Borrowed funds
Short-term borrowings	1,033,439	0.53%	846,376	0.50%	675,123	0.22%	942,334	0.51%	619,540	0.20%
Long-term debt	119,603	5.11%	119,575	5.17%	71,583	1.56%	119,577	5.17%	55,645	2.10%
Total borrowed funds	1,153,042	1.00%	965,951	1.08%	746,706	0.35%	1,061,911	1.03%	675,185	0.36%
Total interest-bearing liabilities	5,899,929	0.57%	5,833,390	0.55%	5,362,592	0.41%	5,849,621	0.57%	5,150,670	0.42%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,453,842		1,441,068		1,344,049		1,427,323		1,318,746
Other liabilities	112,089		91,967		92,352		99,929		83,693
Shareholders' equity	856,296		837,412		812,396		838,497		800,589
Total liabilities & shareholders' equity	$8,322,156		$8,203,837		$7,611,389		$8,215,370		$7,353,698

Net interest income (1)	$68,818		$67,132		$63,159		$202,505		$180,419
Net interest spread (1)		3.47%		3.48%		3.52%		3.49%		3.49%
Net interest margin (1)		3.61%		3.61%		3.61%		3.61%		3.59%

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(214)	$(239)	$(453)	$492	$(232)	$260	$2,082	$1,430	$3,512
Interest-bearing deposits with other banks	2	1	3	27	(21)	6	52	(14)	38
Gross loans (2)	(86)	2,678	2,592	314	8,070	8,384	3,080	24,146	27,226
Total earning assets	(298)	2,440	2,142	833	7,817	8,650	5,214	25,562	30,776

Interest-bearing liabilities
Total interest-bearing deposits	$223	$(80)	$143	$584	$155	$739	$1,203	$1,082	$2,285
Borrowed funds
Short-term borrowings	55	260	315	520	474	994	1,431	1,230	2,661
Long-term debt	(19)	17	(2)	640	618	1,258	1,274	2,470	3,744
Total borrowed funds	36	277	313	1,160	1,092	2,252	2,705	3,700	6,405
Total interest-bearing liabilities	259	197	456	1,744	1,247	2,991	3,908	4,782	8,690
Net interest income (1)	$(557)	$2,243	$1,686	$(911)	$6,570	$5,659	$1,306	$20,780	$22,086

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Nine months ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2016	2016	2016	2015	2015	2016	2015
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$56,708	$53,732	$53,398	$53,332	$52,876	$53,398	$52,858
Provision for loan and lease losses	1,687	4,037	1,655	1,864	2,647	7,379	7,777
Gross charge-offs
Commercial and industrial	296	265	479	777	1,808	1,040	4,631
Construction - real estate	64	28	3	0	85	95	85
Commercial - real estate	1,135	1,596	1,262	4,415	1,082	3,993	5,668
Residential - real estate	90	28	45	82	288	163	1,449
Home equity	475	398	340	633	268	1,213	1,258
Installment	223	30	73	129	155	326	380
Other	267	357	240	242	276	864	807
Total gross charge-offs	2,550	2,702	2,442	6,278	3,962	7,694	14,278
Recoveries
Commercial and industrial	327	420	222	841	374	969	2,883
Construction - real estate	6	202	26	104	87	234	149
Commercial - real estate	997	681	442	2,927	691	2,120	2,287
Residential - real estate	38	81	63	214	237	182	344
Home equity	257	131	188	104	236	576	897
Installment	56	62	99	216	94	217	247
Other	92	64	81	74	52	237	168
Total recoveries	1,773	1,641	1,121	4,480	1,771	4,535	6,975
Total net charge-offs	777	1,061	1,321	1,798	2,191	3,159	7,303
Ending allowance for loan and lease losses	$57,618	$56,708	$53,732	$53,398	$53,332	$57,618	$53,332

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	(0.01)%	(0.04)%	0.06%	(0.02)%	0.39%	0.01%	0.17%
Construction - real estate	0.06%	(0.20)%	(0.03)%	(0.14)%	0.00%	(0.05)%	(0.04)%
Commercial - real estate	0.02%	0.16%	0.15%	0.27%	0.07%	0.11%	0.21%
Residential - real estate	0.04%	(0.04)%	(0.01)%	(0.10)%	0.04%	0.00%	0.30%
Home equity	0.19%	0.23%	0.13%	0.45%	0.03%	0.18%	0.10%
Installment	1.40%	(0.29)%	(0.25)%	(0.84)%	0.58%	0.33%	0.41%
Other	0.50%	0.83%	0.47%	0.51%	0.72%	0.60%	0.71%
Total net charge-offs	0.05%	0.08%	0.10%	0.14%	0.17%	0.08%	0.20%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$3,201	$2,980	$3,917	$8,405	$7,438	$3,201	$7,438
Construction - real estate	0	0	0	0	79	0	79
Commercial - real estate	5,985	8,750	8,577	9,418	17,732	5,985	17,732
Residential - real estate	4,759	4,824	4,243	5,027	4,940	4,759	4,940
Home equity	3,815	4,123	5,036	4,898	5,203	3,815	5,203
Installment	327	433	113	127	321	327	321
Lease financing	214	1,167	121	122	0	214	0
Nonaccrual loans	18,301	22,277	22,007	27,997	35,713	18,301	35,713
Accruing troubled debt restructurings (TDRs)	32,164	28,022	30,127	28,876	20,226	32,164	20,226
Total nonperforming loans	50,465	50,299	52,134	56,873	55,939	50,465	55,939
Other real estate owned (OREO)	7,577	9,302	11,939	13,254	15,187	7,577	15,187
Total nonperforming assets	58,042	59,601	64,073	70,127	71,126	58,042	71,126
Accruing loans past due 90 days or more	130	981	59	108	58	130	58
Total underperforming assets	$58,172	$60,582	$64,132	$70,235	$71,184	$58,172	$71,184
Total classified assets	$142,169	$143,331	$133,940	$132,431	$130,132	$142,169	$130,132

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	314.84%	254.56%	244.16%	190.73%	149.33%	314.84%	149.33%
Nonperforming loans	114.17%	112.74%	103.07%	93.89%	95.34%	114.17%	95.34%
Total ending loans	1.00%	0.99%	0.98%	0.99%	1.02%	1.00%	1.02%
Nonperforming loans to total loans	0.87%	0.88%	0.95%	1.06%	1.07%	0.87%	1.07%
Nonperforming assets to
Ending loans, plus OREO	1.00%	1.04%	1.16%	1.30%	1.36%	1.00%	1.36%
Total assets	0.69%	0.72%	0.78%	0.86%	0.90%	0.69%	0.90%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.45%	0.55%	0.62%	0.76%	0.97%	0.45%	0.97%
Total assets	0.31%	0.38%	0.41%	0.51%	0.65%	0.31%	0.65%

(1) Nonaccrual loans include nonaccrual TDRs of $5.6 million, $8.0 million, $7.5 million, $9.3 million, and $13.6 million, as of September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2016	2016	2016	2015	2015	2016	2015
PER COMMON SHARE
Market Price
High	$22.52	$20.16	$18.36	$20.72	$19.69	$22.52	$19.69
Low	$18.83	$17.49	$14.91	$17.83	$17.55	$14.91	$16.52
Close	$21.84	$19.45	$18.18	$18.07	$19.08	$21.84	$19.08

Average shares outstanding - basic	61,280,283	61,194,254	61,036,797	60,985,096	61,135,749	61,170,845	61,088,794
Average shares outstanding - diluted	62,086,067	62,027,008	61,840,247	61,861,182	61,987,795	61,962,961	61,858,724
Ending shares outstanding	61,952,873	61,959,529	61,855,027	61,641,680	61,713,633	61,952,873	61,713,633

Total shareholders' equity	$861,137	$846,723	$826,587	$809,376	$813,012	$861,137	$813,012

REGULATORY CAPITAL (1)	Preliminary					Preliminary
Common equity tier 1 capital	$688,363	$673,313	$658,001	$648,748	$638,574	$688,363	$638,574
Common equity tier 1 capital ratio	10.20%	10.07%	10.16%	10.28%	10.51%	10.20%	10.51%
Tier 1 capital	$688,467	$673,417	$658,105	$648,852	$638,678	$688,467	$638,678
Tier 1 ratio	10.20%	10.07%	10.16%	10.29%	10.52%	10.20%	10.52%
Total capital	$865,248	$849,303	$831,924	$822,431	$812,029	$865,248	$812,029
Total capital ratio	12.82%	12.70%	12.84%	13.04%	13.37%	12.82%	13.37%
Total capital in excess of minimum
requirement	$282,996	$272,708	$273,135	$317,780	$326,117	$282,996	$326,117
Total risk-weighted assets	$6,750,749	$6,685,158	$6,478,716	$6,308,139	$6,073,899	$6,750,749	$6,073,899
Leverage ratio	8.45%	8.38%	8.27%	8.33%	8.58%	8.45%	8.58%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.29%	10.19%	10.09%	9.93%	10.32%	10.29%	10.32%
Ending tangible shareholders' equity to ending tangible assets	7.97%	7.85%	7.71%	7.53%	7.84%	7.97%	7.84%
Average shareholders' equity to average assets	10.29%	10.21%	10.12%	10.29%	10.67%	10.21%	10.89%
Average tangible shareholders' equity to average tangible assets	7.96%	7.83%	7.71%	7.83%	8.12%	7.84%	8.25%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	91,032	148,935	0	148,935
Average share repurchase price	N/A	N/A	N/A	$18.85	$18.68	N/A	$18.68
Total cost of shares repurchased	N/A	N/A	N/A	$1,716	$2,783	N/A	$2,783

(1) 2015 amounts and ratios are calculated under the Basel III standardized approach
(2) Represents share repurchases as part of publicly announced plans.
N/A = Not applicable